INN OF THE MOUNTAIN GODS RESORT AND CASINO
ANNOUNCES FIRST QUARTER RESULTS
                                                  SEPTEMBER 9, 2004

Contact Information:

Richard W. Williams
Chief Financial Officer
Inn of the Mountain Gods Resort and Casino
Tele:  (505) 464-7705
Email:  rwilliams@imgresort.com

Mescalero, New Mexico--(BUSINESS WIRE) Sept. 9, 2004--Inn of the Mountain Gods Resort and Casino ("IMGRC"), a business enterprise of the Mescalero Apache Tribe (the "Tribe"), reported today that net revenue for its fiscal quarter ended July 31, 2004 was $22.1 million, an increase of $4.3 million, or 24.2%, from $17.8 million for the prior year first fiscal quarter. Adjusted EBITDA for the quarter ended July 31, 2004 was $8.6 million, an increase of $1.5 million, or 21.1%, from $7.1 million for the prior year period.

The increase in net revenue was primarily attributable to a growth in gaming revenue during the period, which was 12.8% higher than last year's first fiscal quarter, as well as a continuing increase in revenue from retail operations located at the Travel Center, which opened in May 2003. For the quarter ended July 31, 2004, the average gross slot win per unit per day was $157 (on a weighted average number of slot machines of 1,181) versus last year's first quarter of $166 (on a weighted average number of slot machines of 1,000). The average table game win per unit per day for the period was $638 (on a weighted average number of table games of 38) versus last year's first quarter of $565 (on the same weighted average number of table games). The increase in retail revenue reflects year over year increases in the sales from refueling stations and smoke shop which offer favorable product pricing relative to other competitors and to the operation of our convenience store.

Michael French, Chief Operating Officer of IMGRC, in commenting on the performance stated: "We were very pleased with the increases in revenue in the first quarter especially since we are now on a comparable basis with last year. We are also encouraged by the year over year improvement in operating margins in our food and beverage, retail and recreational segments. The momentum that we are building is beneficial as we approach the opening of our new resort facilities." Mr. French went onto to say, "Our focus continues to be on the on-time opening of the new resort and the effective transition of the old casino operations."

Construction of IMGRC's new resort and casino is on schedule. Construction costs incurred on the new resort's fixed price contract through July 31, 2004 were $113 million leaving the remaining costs to be incurred of $22 million prior to the opening in April 2005. In addition, there are previously announced scope changes totaling $5 million relating to the build out of additional guest rooms, meeting rooms and a fitness center and indoor swimming pool which will be completed by the opening in April 2005. IMGRC has been informed that funds relative to an application filed with the federal government for cost reimbursement for school construction is expected to be received by the Tribe today. Pursuant to the terms of the indenture governing the bonds issued by IMGRC, $10 million of these funds will be contributed by the Tribe to the construction reserve account for construction costs for the new resort.

ABOUT INN OF THE MOUNTAIN GODS RESORT AND CASINO

IMGRC is a business enterprise of the Tribe, a federally recognized Indian tribe with an approximately 725-square mile reservation situated in the Sacramento Mountains in south-central New Mexico. IMGRC includes all of the resort enterprises of the Tribe including Casino Apache, Casino Apache Travel Center, Ski Apache and a new resort project, currently under construction which, upon completion, will include a 273-room hotel, a new 38,000 square foot casino (replacing the existing Casino Apache), a fitness center and indoor swimming pool and a 37,000 square foot convention and special events center, which will include capacity for 17,000 square feet of divisible meeting room space.

NON-GAAP FINANCIAL MEASURES

In this press release, IMGRC makes references to adjusted EBITDA. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization and further adjusted to exclude (i) pre-opening costs and expenses related to construction of IMGRC's new resort and casino, (ii) revenue sharing and regulatory fees in excess of those payable under the Tribe's new compact and
(iii) other income. IMGRC is an instrumentality of a sovereign Indian tribe and is not subject to federal or state income tax. IMGRC cautions investors that amounts presented in accordance with its definition of adjusted EBITDA may not be comparable to similar measures disclosed by other issuers, because not all issuers and analysts calculate adjusted EBITDA in the same manner.

Adjusted EBITDA provide an additional way to view IMGRC's operations and, when viewed with both the GAAP results and reconciliation to net income, IMGRC believes provides a more complete understanding of its business than could be obtained absent this disclosure. Adjusted EBITDA is presented solely as a supplemental disclosure because (i) IMGRC believes it enhances an overall understanding of IMGRC's past and current financial performance; (ii) IMGRC believes it is a useful tool for investors to assess the operating performance of the business in comparison to other operators within the gaming industry because adjusted EBITDA excludes certain items that may not be indicative of IMGRC's operating results; (iii) measures that are comparable to adjusted EBITDA are often used as an important basis for the valuation of gaming companies; and
(iv) IMGRC adjusted EBITDA internally to evaluate the performance of its operating personnel and also as a benchmark to evaluate its operating performance in comparison to its competitors.

The use of adjusted EBITDA has certain limitations. Adjusted EBITDA should be considered in addition to, not as a substitute for or superior to, any GAAP financial measure including net income (as an indicator of IMGRC's performance) or cash flows provided by operating activities (as an indicator of IMGRC's liquidity), nor should it be considered as an indicator of IMGRC's overall financial performance. Adjusted EBITDA eliminate certain substantial recurring items from net income, such as depreciation and amortization and interest expense. Each of these items has been incurred in the past, will continue to be incurred in the future and should be considered in the overall evaluation of IMGRC's results. IMGRC compensates for these limitations by providing the relevant disclosure of depreciation and amortization, interest expense and other items excluded in the calculation of adjusted EBITDA both in its reconciliation to the GAAP financial measure of net income and in its consolidated financial statements, all of which should be considered when evaluating its results. IMGRC strongly encourages investors to review its financial information in its entirety and not to rely on a single financial measure. A reconciliation of adjusted EBITDA to net income is included in the selected financial information that accompanies this press release.

CONFERENCE CALL

IMGRC will discuss its first quarter results during a conference call on September 10, 2004, at 11:00 a.m. (EST). The call can be accessed via telephone by dialing (913) 981-5559 and providing the confirmation code 953431. Interested parties should call at least ten minutes prior to the start of the conference call to register.

FORWARD-LOOKING STATEMENTS

Some information included in this press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Act of 1934. Such statements include information relating to business activities and project development. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "anticipate," "estimate," "except," "scheduled," or "intend" and similar expressions. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of IMGRC. Additional information concerning these potential factors is included in our Registration Statement on Form S-4 filed with the Securities and Exchange Commission ("SEC") on February 27, 2004, as amended by Amendment Nos. 1, 2 and 3 to Form S-4 filed with the SEC on April 22, May 18 and June 10, 2004, respectively. The forward-looking statements included in this press release are made only as of the date of this release. IMGRC does not undertake any obligation to update or supplement any forward-looking statements to reflect subsequent events or circumstances. IMGRC cannot assure you that projected results or events will be achieved.1



                   INN OF THE MOUNTAIN GODS RESORT AND CASINO
          (AN UNINCORPORATED ENTERPRISE OF THE MESCALERO APACHE TRIBE)
                         SELECTED FINANCIAL INFORMATION
                  ($ IN THOUSANDS, EXCEPT WIN PER UNIT PER DAY)

                                                              QUARTER ENDED JULY 31,
                                               -----------------------------------------------------
                                                          2004                         2003
                                               ---------------------------     ---------------------
                                                       (UNAUDITED)                   (UNAUDITED)
OPERATING RESULTS
Gross revenues                                                  $  22,390                 $  18,079
Net revenues                                                       22,128                    17,825
Income from operations                                              6,149                     3,483
Net income                                                          3,530                     3,567
OTHER DATA
Adjusted EBITDA (1)                                                 8,648                     7,143
PROPERTY DATA (AS OF THE END OF
PERIOD EXCEPT WIN PER DAY DATA)
  Gross slot win per day                                             $157                      $166
  Table games win per day                                            $638                      $565
  Number of slot machines                                           1,181                     1,000
  Number of table games                                                38                        38
Cash and cash equivalents                                         $19,176                    $8,425
Restricted cash                                                   103,828                       504
Other current assets                                                6,479                    41,075
Property and equipment, net                                       171,918                    68,826
Other non-current assets                                            9,506                        16
                                                --------------------------     ---------------------
  Total                                                         $ 310,907                 $ 118,846
                                                ==========================     =====================

Current liabilities                                               $39,219                   $47,669
Construction payable                                               10,755                    10,848
Current portion long term debt                                        252                    20,108
Long term loans                                                   201,643                     1,941
Equity                                                             59,038                    38,280
                                                --------------------------     ---------------------
  Total                                                         $ 310,907                 $ 118,846
                                                ==========================     =====================

------------
(1) See "Non-GAAP Financial Measure" in the text of the release for a discussion of how IMGRC defines and uses adjusted EBITDA. Below is a quantitative reconciliation of adjusted EBITDA to IMGRC's most directly comparable GAAP financial performance measure, net income:



                                                                  QUARTER ENDED JULY 31,
                                                       ---------------------------------------------
                                                              2004                     2003
                                                       -------------------     ---------------------
                                                          (UNAUDITED)                 (UNAUDITED)
Net income                                                         $3,530                    $3,566
   Depreciation and amortization                                    1,436                      (79)
Non-operating expense, net of  other income                         2,619                     1,032
EBITDA                                                              7,585                     4,519
Pre-opening costs and expenses                                      1,063                     1,100
Adjustments for revenue sharing/regulatory fees (2)                    --                     1,524
                                                       -------------------     ---------------------
Adjusted EBITDA                                                    $8,648                    $7,143
                                                       ===================     =====================

------------
(2) During the fourth quarter of fiscal 2004, the Tribe and the State of New Mexico settled their outstanding disputes over the computation and payment of revenue sharing and regulatory fees. Pursuant to the settlement agreement, during the first quarter of fiscal 2005, the Tribe signed a gaming compact calling for the Tribe to pay the State of New Mexico revenue sharing fees of 8.0% of the "net win" from gaming machines and regulatory fees of $100,000 per year. Adjusted EBITDA adjusts results for the fiscal quarter ending July 31, 2003 to reflect revenue sharing and regulatory fees at the levels in the new compact.


                   INN OF THE MOUNTAIN GODS RESORT AND CASINO

          (AN UNINCORPORATED ENTERPRISE OF THE MESCALERO APACHE TRIBE)

                        CONSOLIDATED STATEMENT OF INCOME
                             (DOLLARS IN THOUSANDS)

                                                                 QUARTER ENDED JULY 31,
                                                     -----------------------------------------------

                                                             2004                      2003
                                                     ---------------------     ---------------------
                                                            (UNAUDITED)              (UNAUDITED)
Revenues
  Gaming                                                          $17,646                   $15,600
  Food and beverage                                                 1,413                     1,237
  Recreation, retail, & other                                       3,331                     1,242
                                                     ---------------------     ---------------------
     Gross revenues                                                22,390                    18,079
      Less - promotional allowances                                   262                       254
                                                     ---------------------     ---------------------
        Net revenue                                                22,128                    17,825

  Operating expenses                                               15,979                    14,338
                                                     ---------------------     ---------------------

Income (loss) from operations                                       6,149                     3,487
                                                     ---------------------     ---------------------

Other income (expense):
  Interest income                                                     210                        13
  Interest expense, net of amounts capitalized                    (2,931)                         -
  Other income                                                        102                        66
                                                     ---------------------     ---------------------
     Total other income                                           (2,619)                        79
                                                     ---------------------     ---------------------

     Net income (loss)                                            $ 3,530                   $ 3,566
                                                     =====================     =====================
